UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2015

INTERLINE BRANDS, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-32380	03-0542659
(Commission File Number)	(IRS Employer Identification No.)

701 San Marco Boulevard, Jacksonville, Florida	32207
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (904) 421-1400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.

On March 16, 2015, Interline Brands, Inc., a Delaware corporation (the “Company”), issued a press release announcing the launch of a new national brand, SupplyWorks (supplyworks.com). A copy of the press release is filed and attached hereto as Exhibit 99.1, and incorporated by reference into this Item 8.01.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release of the Company, dated March 16, 2015, announcing the launch of a new national brand, SupplyWorks (supplyworks.com).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERLINE BRANDS, INC.

Date: March 16, 2015	By:	/s/ Michael Agliata
Name: Michael Agliata
Title: Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

EXHIBIT NUMBER	DESCRIPTION
99.1	Press Release of the Company, dated March 16, 2015, announcing the launch of a new national brand, SupplyWorks (supplyworks.com).